EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Atrium Companies, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Jeff Hull, Chief Executive Officer of the Company, and Eric W. Long, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

ATRIUM COMPANIES, INC.
(Registrant)

Date: November 15, 2004	By:	/s/ Jeff L. Hull

Jeff L. Hull
Chairman, President and Chief Executive Officer
(Principal Executive Officer)

Date: November 15, 2004	By:	/s/ Eric W. Long

Eric W. Long
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)